UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2013

Starz, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-184551	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 8.01.  Other Events

On January 11, 2013 at 5:00 p.m., New York City time (the “Effective Time”), Starz (formerly known as Liberty Media Corporation, “Parent”), the parent company of Starz, LLC (the “Company”), completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary Liberty Media Corporation (formerly known as Liberty Spinco, Inc., “Spinco”).

The Spin-Off was accomplished through the distribution (the “Distribution”) by Parent, by means of a dividend, (i) to each holder of its Series A Liberty Capital common stock, of one share of Spinco’s Series A common stock for each outstanding share of Parent’s Series A Liberty Capital common stock held as of 5:00 p.m., New York City time, on January 10, 2013 (such date and time, the “Record Date”), and (ii) to each holder of its Series B Liberty Capital common stock, of one share of Spinco’s Series B common stock for each outstanding share of Parent’s Series B Liberty Capital common stock held as of the Record Date.  In connection with the Spin-Off, and pursuant to an internal restructuring of Parent, Parent’s businesses, assets and liabilities other than those relating to the businesses of the Company and its subsidiaries were transferred to Spinco. Additionally, in connection with the Spin-Off, the Company distributed an aggregate of approximately $1.8 billion in cash to Spinco, a portion of which was distributed to Spinco prior to the Spin-Off.

Several agreements were entered into in connection with the Spin-Off (the “Spin-Off Agreements”):

•                  a Reorganization Agreement, dated as of January 10, 2013, by and between Parent and Spinco, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between Parent and Spinco with respect to and resulting from the Spin-Off;

•                  a Tax Sharing Agreement, dated as of January 11, 2013, between Parent and Spinco, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between Parent and Spinco;

•                  a Services Agreement, dated as of January 11, 2013, by and between Parent and Spinco, which governs the provision by Spinco to Parent and by Parent to Spinco of specified services and benefits following the Spin-Off;

•                  a Facilities Sharing Agreement, dated as of January 11, 2013, by and between Parent and Liberty Property Holdings, Inc. (a subsidiary of Spinco, “LPH”), pursuant to which Parent shares certain office facilities with Spinco;

•                  two Aircraft Time Sharing Agreements, each dated as of January 11, 2013, by and between Parent and Spinco, which governs the lease for each of two aircraft from Spinco to Parent and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis; and

•                  a Lease Agreement, dated as of January 11, 2013, by and between LPH, the Company, and, for the limited purposes described therein, Starz Entertainment, LLC,  pursuant to which the Company will lease its headquarters building from LPH for a period of ten years, with successive five-year renewal periods at the option of the Company.

The section of the Information Statement included as Exhibit 99.1 to Amendment No. 3 to Spinco’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on December 26, 2012 (File No. 001-35707), entitled “Certain Relationships and Related Party Transactions—Relationships Between Spinco and Liberty Media/Starz and/or Liberty Interactive,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

On January 11, 2013, Parent and Spinco issued a joint press release (the “Press Release”) announcing the completion of the Spin-Off . The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Spinco, Inc.) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 2.1 to Starz’ Current Report on Form 8-K filed on January 16, 2013 (File No. 001-35294) (the “Starz 8-K”)).

10.1

Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.1 to the Starz 8-K).

10.2

Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.2 to the Starz 8-K).

10.3

Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.3 to the Starz 8-K).

10.4

Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation) (incorporated by reference to Exhibit 10.4 to the Starz 8-K).

10.5

Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC, Liberty Property Holdings, Inc. and, for the limited purposes described therein, Starz Entertainment, LLC (incorporated by reference to Exhibit 10.5 to the Starz 8-K).

99.1	Press Release dated January 11, 2013 (incorporated by reference to Exhibit 99.1 to the Starz 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2013

STARZ, LLC

	By:	/s/ Scott Macdonald
Name: Scott Macdonald
Title: Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 2.1 to Starz’ Current Report on Form 8-K filed on January 16, 2013 (File No. 001-35294) (the “Starz 8-K”)).

10.1

Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.1 to the Starz 8-K).

10.2

Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.2 to the Starz 8-K).

10.3

Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.3 to the Starz 8-K).

10.4

Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation) (incorporated by reference to Exhibit 10.4 to the Starz 8-K).

10.5

Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC, Liberty Property Holdings, Inc. and, for the limited purposes described therein, Starz Entertainment, LLC (incorporated by reference to Exhibit 10.5 to the Starz 8-K).

99.1	Press Release of Starz, dated January 11, 2013 (incorporated by reference to Exhibit 99.1 to the Starz 8-K).